EXHIBIT 23.1

                        CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Intellicall, Inc. of our report dated February 29, 1996 appearing on page F-2 of this Form 10-K.



/s/ Price Waterhouse LLP         3/28/96
                                  Date
PRICE WATERHOUSE LLP

Dallas, Texas
March 28, 1996